New York Life Insurance and Annuity Corporation
CorpExec VUL Plus
Corporate Executive Series Variable Universal Life
SUMMARY PROSPECTUS FOR NEW INVESTORS
May 1, 2025
A flexible premium VUL insurance policy offered to corporations and individuals under New York Life Insurance and Annuity Corporation (“NYLIAC”)
Corporate Sponsored Variable Universal Life Separate Account-I
Please use the following address to send policy premium payments and service Requests to us:
Service Office:
New York Life Insurance and Annuity Corporation
NYLIFE Distributors, LLC
Attention: New York Life Institutional Life
6130 Sprint Parkway, Suite 400
Overland Park, KS 66211
Telephone: (888) 695-4748
Fax: (913) 906-4129
E-mail: NYLAMN_Service@newyorklife.com
This Summary Prospectus summarizes key features of the CorpExec VUL Plus flexible premium VUL insurance policy (the “Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), which is offered to corporations and individuals to provide life insurance in a corporate-sponsored arrangement. Unless otherwise indicated, all information in this summary prospectus applies to both individually and corporate-owned Policies.
Before you invest, you should also carefully review the prospectus for the Policy (the “Prospectus”), which contains more information about its features, benefits, and risks. You can find the Prospectus and other information about the Policy online at https://dfinview.com/NewYorkLife/TAHD/cevulplus.You can also obtain this information at no cost by calling our Service Office at (888) 695-4748, faxing us at (913) 906-4129 or emailing our Service Office at NYLAMN_Service@newyorklife.com.
You may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either the greater of a full refund of the total premium payments you paid with your application (less any Policy Debt or partial surrenders) or your Policy’s total Cash Value (less Policy Debt). You should review the Prospectus, or consult your investment professional, for additional information about the specific cancellation terms that apply.
Certain provisions of the Policy may differ from the general description in the prospectus due to state and other individual specific variations. For more information on material state variations, see the “State Variations” section of the Prospectus. All state variations will be included in your Policy, or in endorsements attached to your Policy. Please contact your registered representative or us for specific information that may be applicable to your state.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the staff of the Securities and Exchange Commission (“SEC”) and is available at www.investor.gov.
The SEC has not approved or disapproved of this security or passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

i

Glossary

More detailed information concerning certain terms defined below is provided in “Definitions” in the Prospectus.
Accumulation Value: The aggregate value of your Policy’s investment in the Investment Divisions.
Alternative Cash Surrender Value (“ACSV”): The Cash Surrender Value of the Policy plus the Cash Value Enhancement.
Attained Age: The Insured's Issue Age, plus the number of Policy Years completed since the Policy Date.
Business Day: Any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.
Cash Surrender Value: The Cash Value less Policy Debt. See “Surrenders” in the Prospectus for more information.
Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.
Cash Value Enhancement (“CVE”): The Cumulative Premium Expense Charge, multiplied by the applicable Cash Value Enhancement percentage shown on the Policy Data Pages and in “Description of the Policy—The Policy—Cash Value Enhancement” in the Prospectus.
Eligible Portfolios: The mutual fund portfolios that are available for investment through the Investment Divisions. See “Appendix—Eligible Portfolios Available Under the Policy” below. The Eligible Portfolios are portfolios of open-end management investment companies registered with the SEC.
Face Amount: The dollar amount of the life insurance under the Policy as selected by you. It may be changed by you. See “Definitions—Face Amount” and “Policy Payment Information—Changing the Face Amount of Your Policy” in the Prospectus for more information about the Face Amount.
Fixed Account: The investment option under your Policy that accrues interest at fixed rates on a daily basis. This rate can change, subject to the Guaranteed Minimum Interest Rate. Assets in the Fixed Account are part of NYLIAC’s General Account. See “Management and Organization—The Fixed Account” and “—Interest Crediting” and “Description of the Policy—Investment Divisions and the Fixed Account—Amount in the Fixed Account” in the Prospectus for more information about the Fixed Account.
Good Order: A Notice, Request, or Policy transaction is in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. We may delay our response to a Notice, Request, or Policy transaction if it is not in Good Order. For more information see “Definitions—Good Order” in the Prospectus.
Investment Division: A subaccount of NYLIAC Corporate Sponsored Variable Universal Separate Account-I, which is a segregated asset account of NYLIAC established to receive and invest net Premiums allocated to the Investment Divisions.
IRC: Internal Revenue Code of 1986, as amended.
Issue Age: Unless otherwise stated, the Insured’s age on the birthday nearest the Policy Date, as shown on the Policy Data Pages.
Late Period: A period of 62 days after the Monthly Deduction Day when the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month.
Life Insurance Benefit: The benefit under the Life Insurance Benefit Option you have chosen. See “Standard Death Benefits” below for a description of the Life Insurance Benefit Options.
Life Insurance Proceeds: The amount we will pay to the beneficiary when we receive due proof in Good Order that the Insured died while the Policy is in effect. The Life Insurance Proceeds are equal to (1 + 2) – (3 + 4) where: (1) is the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; (2) is any additional death benefits available under any available riders, if elected; (3) is any Policy Debt; and (4) is any unpaid Monthly Deduction Charges.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any Policy Debt. It is part of NYLIAC’s General Account.
Monthly Deduction Charges: The charges deducted from your Policy Cash Value as of each Monthly Deduction Day, consisting of the Monthly Cost of Insurance Charge, Monthly Additional Flat Extras, Monthly M&E Charge, Monthly Contract Charge, Monthly Per Thousand Face Amount Charge, and any applicable monthly rider charges.
Monthly Deduction Day: The date of each month, specified on the Policy Data Pages, as of which we deduct the Monthly Deduction Charges from Cash Value. For more information, see “Definitions—Monthly Deduction Day” in the Prospectus.
NYSE: The New York Stock Exchange.
PCO (Policy Charge Option): The Policy charge option you may select at policy issue. For corporate-owned policies, there are five PCOs that may be selected—PCOs A - E. For individually-owned policies, only one PCO is available—PCO F. See “Important Information You Should Consider About the Policy—Fees and Expenses—Transaction Charges” below and “Charges Associated with the Policy—Policy Charge Options (“PCOs”)” in the Prospectus for more details.
Planned Premium: The initial premium and the subsequent premium amounts in the amount and frequency you selected in the Policy application.
Policy or CorpExec VUL Plus: Your CorpExec VUL Plus variable universal life policy.
Policy Anniversary: The anniversary of the Policy Date specified on the Policy Data Pages. A Policy Anniversary starts a new Policy Year.
Policy Data Pages: The Policy pages that provide information regarding your Policy, such as Policy Face Amount, Premium payments, and Policy charges.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as the date on which we issue your Policy, unless you Request otherwise. Generally, you may not choose a Policy Date that is more than six months before the date of your Policy’s issue. You can find your Policy Date on the Policy Data Pages.
Policy Debt: The amount of outstanding loan(s) under your Policy, plus accrued interest.
Policy Month: The monthly period beginning on each Monthly Deduction Day and extending to, but not including, the next Monthly Deduction Day.
Policy Year: The year from a Policy Anniversary to, but not including, the next Policy Anniversary. The first Policy Year begins on the Policy Date, and each twelve-month period thereafter.
Premium: A Planned Premium or an Unplanned Premium.
Request: A signed written request in Good Order received at our Service Office which gives us the facts that we need. When you write to us, please include the Policy number, the Insured’s full name, and your current address.
Sales Standards: The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
Target Premium: An amount used to determine the Premium Expense Charge. See “Important Information You Should Consider About the Policy—Fees and Expenses—Transaction Charges” and “Definitions—Target Premium” in the Prospectus.
Unplanned Premium: Premium payments you make in addition to Planned Premium.

Important Information You Should Consider About the Policy

Fees and Expenses

Please refer to your Policy Data Pages for information about the specific fees you will pay each year based on the options you have selected.

Transaction Charges
We charge you a Premium Expense Charge on each Premium you pay up to
Attained Age 100, covering sales expense and federal and state premium tax expenses. The amount of the Premium Expense Charge varies depending on the
Policy Charge Option (“PCO”) that you select, the Policy Year in which the Premium is paid, and whether or not the amount exceeds the Target Premium for your Policy. See
“Charges Associated with the Policy—Deductions from Premium Payments” in the
Prospectus for more information. The PCO is selected at Policy issue and may not be changed once selected. Each PCO determines the amount, timing, and relative allocation between and among the Premium Expense Charges and Monthly
Mortality and Expense Charges to your Policy and the current interest rate that will be credited to the Fixed Account. For corporate-owned policies, there are five PCOs that may be selected. For individually-owned policies, only one PCO is available.
Please refer to your Policy Data Pages for the specific Premium Expense Charges applicable to your Policy.
We also may charge you a Transfer Charge on transfers among the investment options under your Policy and a Partial Surrender Processing Fee on partial surrenders. Currently, we are not imposing these charges. See “Additional Information
About Fees—Transaction Fees” below and “Charges Associated with the
Policy—Separate Account Charges—Fund Transfer Charge” and “ —Partial
Surrender Processing Fee” in the Prospectus.
Finally, we reserve the right to charge a fee for returned payments, but we are not currently charging it.

Ongoing Fees and Expenses
In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses which we deduct monthly, including Cost of Insurance
Charges, a Flat Extras charge (added to the Cost of Insurance Charge to cover certain additional mortality risk), and a Monthly Per Thousand Face Amount
Charge. These charges may vary based on the characteristics of the Insured (e.g.,
Issue Age, gender, underwriting class, Policy Year, and the Face Amount of your
Policy). See “Charges Associated with the Policy—Deductions from Cash
Value—Monthly Cost of Insurance Charge” and “—Monthly Per Thousand Face
Amount Charge” in the Prospectus.
We also charge a Monthly Mortality and Expense Charge (“Monthly M&E Charge”)
and a Monthly Contract Charge. See “Charges Associated with the
Policy—Deductions From Cash Value—Monthly Mortality and Expense Charge” in the
Prospectus.
We will charge you interest if you take a Policy Loan. See “Charges Associated with the Policy—Loan Charges” in the Prospectus
You will also bear expenses associated with the Eligible Portfolios available under your Policy, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from the assets of the Eligible Portfolios (before any fee waiver or expense reimbursement) during the year ended December 31,
2024. (See “Appendix—Eligible Portfolios Available Under the Policy” for our list of available Eligible Portfolios, the current expenses for these Portfolios, and the
Average Annual Total Returns).

Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.03%	2.425%

Risks

Risk of Loss	You can lose money by investing in the Policy. See “Summary of Principal Risks of Investment in the Policy—Investment Risk” in the Prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed to provide a life insurance benefit and to help meet other long-term financial objectives. Substantial fees, expenses, and tax consequences make variable life insurance inappropriate as a short-term savings vehicle. Additionally, the Policy may limit your ability to withdraw a portion of the Cash
Value through partial surrenders or loans. See “Summary of Principal Risks of
Investment in the Policy—Investment Risk,” “Loans,” and “Surrenders—Partial
Surrenders—Amount Available for a Partial Surrender” in the Prospectus and
”Overview of the Policy—Liquidity Through Partial Surrenders and Loans” below.

Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you select. Each investment option (including the Fixed Account) will have its own unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
Accordingly, you should review the prospectuses of the Eligible Portfolios before making an investment decision. A discussion of the risks of allocating your Premiums or Cash Value to one or more Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/
cevulplus. See also “Management and Organization—Funds and Eligible Portfolios,”
“—The Fixed Account” and, “—Interest Crediting” in the Prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to NYLIAC, including that any obligations (including the Fixed Account), guarantees, or benefits under the
Policy are subject to the claims-paying ability and financial strength of NYLIAC. If
NYLIAC experiences financial distress, it may not be able to meet its obligations to you. There are also risks relating to NYLIAC’s administration of the Policy, including cybersecurity and infectious disease outbreak risks. More information about NYLIAC, including its claims-paying and financial strength ratings, is available upon request by contacting our Service Office at (888) 906-4129, faxing us at (913) 906-4129, or emailing us at NYLAMN_Service@newyorklife.com.

Contract Lapse
Your Policy can lapse even if you pay all of the Planned Premiums on time. When a
Policy lapses, it has no value, and no benefits are paid upon the death of the Insured.
You may also lose the principal invested. Your Policy will lapse if the Cash Surrender
Value is insufficient to cover the Monthly Deduction Charges and you do not pay enough Premium to cover the overdue charges by the end of the Late Period under your Policy. This can happen in a number of circumstances, including minimal funding, partial surrenders, excessive policy loans and interest, Policy charges
(including increases in those charges), market fluctuations, and poor investment return of the Eligible Portfolios you select. The larger a Policy loan becomes relative to the Policy’s Cash Value, the greater the risk that the Policy’s Cash Surrender Value will not be sufficient to support the Policy’s charges and expenses, including any loan interest payable, and the greater the risk of the Policy lapsing. A Policy lapse may have tax consequences. A Policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other deductions, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuations and other performance-related risks. To continue to keep your Policy in force, Premium payments significantly higher than the Planned Premiums may be required. In addition, by paying only the minimum Premium required to keep the
Policy in force, you may forego the opportunity to build up significant Cash Value in the Policy. If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy. See “How Your Policy Can Lapse” below and
“Summary of Principal Risks of Investment in the Policy—Risk of Termination,”
“Description of the Policy—Termination of the Policy,” and “Termination and
Reinstatement—Late Period” in the Prospectus. In some states, the Policy’s Late
Period and other lapse and reinstatement provisions may differ. For more information on state variations, ask your registered representative or see “State Variations” in the
Prospectus.

Restrictions

Investments
Generally, you may allocate your net Premiums or Cash Value among 20 of the
Eligible Portfolios at any one time as well as to the Fixed Account. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Eligible Policies and the Fixed Account; please contact us for more information.
Unless we agree otherwise, the minimum amount that may be transferred among the
Investment Divisions or to or from the Fixed Account at one time is $500 (or, if less, the entire amount in that investment option). If, after a transfer, less than $500 would remain in the relevant Investment Division or the Fixed Account, we may include the remaining value in the transfer. See “Description of the Policy—Investment Divisions
and the Fixed Account—Transfers Among Investment Divisions and the Fixed
Account” in the Prospectus.
In addition, in order to prevent market timing, we may limit your ability to make transfers involving the Investment Divisions if a transfer may disadvantage or potentially hurt the rights of other policyowners. We also will reject or reverse a transfer Request if any of the relevant Eligible Portfolios for any reason does not accept the purchase of its shares. For more information about our rights to decline transfers, see “Description of the Policy—Limits on Transfers” in the Prospectus. For
more information about the Eligible Portfolios’ rights to refuse or restrict purchases and redemptions of their shares, see https://dfinview.com/NewYorkLife/TAHD/
cevulplus.
NYLIAC reserves the right to remove or substitute Eligible Portfolios as investment options or close investment options to new investment. See “Management and
Organization—Our Rights” and “Appendix—Eligible Portfolios Available Under the
Policy” for a list of available Eligible Portfolios in the Prospectus.
In addition, NYLIAC has the right to establish limits on your ability to allocate net
Premiums, or to transfer all or part of the Cash Value from an Investment Division, to the Fixed Account. These limits may include allowing no Premium allocations, or transfers from the Investment Divisions, to the Fixed Account. See “Description of the
Policy—Investment Divisions and the Fixed Account—Amount in the Fixed Account”
and “—Transfers Among Investment Divisions and the Fixed Account” in the
Prospectus.

Optional Benefits
You are required to have a minimum Cash Value to elect, or retain access to, certain optional benefits.
We may modify or discontinue offering an optional benefit at any time.
Some optional benefits may not be used together.
We may change these restrictions in the future.
For more detailed information, see “Description of the Policy—Additional Benefits
Through Options Available at No Additional Charge” in the Prospectus.

Taxes

Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. For example, special rules apply to employer-owned policies. The Policy may not be used with tax-qualified plans or individual retirement accounts. Full and partial surrenders (including loans)
may be subject to ordinary income tax and, subject to certain exceptions, a 10%
percent penalty tax. See “Federal Income Tax Considerations” in the Prospectus for
more information about the tax consequences of the Policy.

Conflicts of Interest

Investment Professional Compensation
Selling broker-dealers and, in turn, their registered representatives, receive compensation for selling the Policy. The compensation will consist of commissions, asset-based compensation, expense allowances and/or other compensation programs. NYLIAC also may enter into agreements with service entities, which may be affiliated with broker-dealers, under which NYLIAC pays service fees or additional compensation. See “Distribution and Compensation Arrangements” in the
Prospectus.
Your selection of a PCO will affect the level of compensation received by your selling broker-dealer or registered representative, with greater compensation being generated by PCOs with higher current Policy charges and lower current Fixed
Account crediting rates. These compensation arrangements have the potential to influence the recommendations made by your investment professional with respect to the PCO, which may, in turn, affect the performance of your Policy. These compensation arrangements may also provide a financial incentive for these investment professionals to recommend the Policy over other investments. See
“Important Information You Should Consider About the Policy—Fees and
Expenses—Transaction Charges” above and “Charges Associated with the
Policy—Policy Charge Options (PCOs)” and “—Factors to Consider in Selecting a
PCO” in the Prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of one that you already own. You should only exchange your
CorpExec VUL Plus Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your CorpExec VUL Plus Policy.
In addition, if you already own a life insurance policy, it may not be to your advantage to replace that policy with CorpExec VUL Plus. If you are replacing your policy with the CorpExec VUL Plus Policy, you should carefully consider the benefits, features, fees, risks, and costs of this Policy versus those of the policy (or policies) being replaced. In addition, it may not be to your advantage to borrow money to purchase a
CorpExec VUL Plus Policy or to take partial surrenders from another policy you own to make Premium payments under this CorpExec VUL Plus Policy. You should exchange an existing policy for the CorpExec VUL Plus only if you determine that it is preferable for you to purchase a new policy rather than continue to own your existing policy, after comparing the features, fees, and risks of both policies. See “Description of the Policy—Tax-Free “Section 1035” Insurance Policy Exchanges” in the
Prospectus.

Overview of the Policy

1.
What is the Purpose of the Policy?
CorpExec VUL Plus is offered by NYLIAC to companies and individual executives and other employees to fund employee benefit obligations as well as to provide life insurance coverage for executives and other employees in a corporate-sponsored arrangement. The Policy offers life insurance protection through a choice of Life Insurance Benefit options, provides for flexible premiums, where you decide the timing and amount of each payment, and the choice of PCOs. It also provides the potential to accumulate Cash Value and gives you the ability to access the Policy’s Cash Surrender Value through loans and partial surrenders. It also provides the potential to accumulate Cash Value in the early Policy Years as well as to complement traditional sources of retirement income in the later years. This Policy, like other variable life insurance policies, is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives and is generally unsuitable for use as a short-term savings vehicle. The Policy may not be used in tax qualified employee benefit plans.
2.
What are the Premiums under the Policy?
CorpExec VUL Plus is a flexible premium variable life insurance policy. “Flexible premium” means that you may decide the timing and amount of each Premium payment. Premium payments are not required, except for payment of the initial Premium. As long as the Cash Surrender Value is sufficient to cover the Policy’s Monthly Deduction Charges, you can increase, decrease, or stop making Premium payments to meet your needs. However, if your Policy is underfunded or the Eligible Portfolios you select have poor investment performance, you may forego the opportunity to build up significant Cash Value or your Policy may lapse. When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested.
We may decline Premiums or require additional underwriting for Premiums that would increase your Policy’s Life Insurance Benefit more than its Cash Value. You may not pay Premium in an amount that would jeopardize your Policy’s status as a contract of life insurance under the IRC. See “Premiums” in the Prospectus for more information about Premium payments. You may not make Premium payments after the Policy Anniversary on which the Insured is Attained Age 100, except to keep the Policy from lapsing.
If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue until the expiration of the Late Period. This may happen even if all the Planned Premiums have been paid. During this period, you will have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address (as well as to the last known assignee, if any) stating this amount. We will mail these notices at least 31 days before the end of the Late Period. Your Policy will remain in effect during the Late Period. However, if we do not receive the required payment, postmarked by the end of the Late Period, we will terminate your Policy. See “Termination and Reinstatement—Late Period” in the Prospectus.
If your Policy has ended, you may Request that we reinstate your Policy (and any other benefits provided by riders in effect at the end of the Policy) as long as you send a Request for reinstatement within three years after your Policy is ended; the Insured is alive; and you have not surrendered your Policy for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. To reinstate the Policy, you must also make a payment sufficient to cover the Monthly Deduction Charges and any other Policy charges to keep the Policy in force for at least three months. This payment will be in lieu of the payment of all premiums in arrears. You may want to consider paying additional premium to protect against the impact of potential market fluctuations and performance-related risks on your Cash Value. If, at the time the Policy ended, an outstanding Policy loan was in effect, the Policy Debt at the time of lapse must also be repaid in full at the time of reinstatement. If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, a written application will be required and you must provide proof of insurability that is acceptable to us.
3.
How May Your Premiums be Allocated?
You may allocate your Premiums (net of the Premium Expense Charge) to the Investment Divisions, each of which invests in an Eligible Portfolio, or to the Fixed Account. Generally, you may allocate your net Premiums among up to 20 of the Eligible Portfolios at any one time and the Fixed Account. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Eligible Portfolios and the Fixed Account; please contact us for more information. See “Important Information You Should Consider About the Policy—Restrictions—Investments” above and “Description of the Policy—Investment Divisions and the Fixed Account” and “Appendix—Eligible Portfolios Available Under the Policy” (for a list of available Eligible Portfolios) in the Prospectus for more information about allocation of your Premiums (net of the Premium Expense Charge) and Cash Value.
Each Eligible Portfolio has its own investment objective and investment strategy. The Eligible Portfolios available under the Policy span a broad range of asset classes and investment disciplines, including bond funds, equity funds, global bond and equity funds, target date funds, specialty funds, actively managed funds and index funds. For more information about the Eligible Portfolios, see the Appendix below and the prospectuses for the Eligible Portfolios.
4.
What are the Primary Features of the Policy?
Three Life Insurance Benefit Options
We designed CorpExec VUL Plus to provide insurance protection for corporations or individuals in a corporate-sponsored arrangement. The Policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. The Policy offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.
●
Option 1—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy or (b) a percentage of the sum of the ACSV, plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
●
Option 2—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy plus the sum of the ACSV plus any Policy Debt, or (b) a percentage of the sum of the ACSV plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
●
Option 3—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy plus the Adjusted Cumulative Premiums up to but not exceeding the maximum Option 3 amount listed on the Policy Data Pages or (b) a percentage of the sum of the ACSV plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
If the Insured dies on or after the Policy Anniversary on which the Insured's Attained Age is 100, the Life Insurance Benefit will equal the Policy's Cash Value. There is no minimum Life Insurance Proceeds guarantee associated with the Policy.
Policy Charge Options
The Policy Charge Option you select gives you the ability to control how Policy charges will be deducted from your Premiums and Cash Value. There are PCOs available under CorpExec VUL Plus (Options A through E). Each PCO determines the amount, timing and relative allocation between and among the Premium Expense Charges and the Monthly M&E Charges under your Policy and the current interest rate that will be credited to the Fixed Account. Selection of a PCO is important as differences between them may impact the Cash Value, ACSV, Cash Value Enhancement, and Life Insurance Proceeds that you will receive under the Policy. Generally, PCOs differ from each other by the level of current Policy charges or current Fixed Account crediting rates, how long those differences remain in effect, and how those crediting rates change over time. Individual policyowners will have the same current Premium Expense Charges, Monthly M&E Charges, and current interest rates credited to the Fixed Account as those offered under PCO Option A; however, they will be charged different Monthly Cost of Insurance Charges than those applied to corporate-owned policies. The PCO selected at Policy issue may not be changed.
Your choice of a PCO should be based on your plans with respect to the amount and schedule of Premiums paid, levels of risk tolerance (including whether you will allocate premiums to the Fixed Account), your time horizon, and whether a PCO’s costs and benefits are consistent with the compensation received by your registered representative or broker-dealer and your desired level of Policy service. Please ask your registered representative to review your PCO options, and review several illustrations with different PCOs and rates of return before you purchase the Policy and select a PCO. See “Important Information You Should Consider About The Policy—Conflicts of

Interest—Investment Professional Compensation” above; and “Charges Associated with the Policy—Policy Charge Options (“PCOs”),” and “Distribution and Compensation Arrangements” in the Prospectus.
Change the Amount of Coverage
After the first Policy Year, you may request an increase or decrease in the Policy’s Face Amount by sending a Request. The Face Amount of your Policy affects the Life Insurance Benefit to be paid. Increases in the Face Amount are subject to underwriting and our approval. They will result in additional Cost of Insurance charges and may affect the Policy’s modified endowment contract status. Please see “Federal Income Tax Considerations—Modified Endowment Contract Status” in the Prospectus for more information on how a change in Face Amount may require a new determination as to whether your Policy is a modified endowment contract or otherwise affect the MEC status of your Policy.
Cash Value
The Cash Value of the Policy is based on the number of Accumulation Units held in each Investment Division for the Policy, plus any amount in the Fixed Account and the Loan Account. The Cash Value varies due to performance of the Investment Divisions selected and the interest credited to the Fixed Account, outstanding loans (including loan interest and any interest credited to the Loan Account), any charges we deduct and premium payments. With this Policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.
We will pay you either the Cash Surrender Value or the ACSV if you surrender your Policy. The Cash Surrender Value is equal to the Cash Value, less any Policy Debt. The ACSV is equal to the Cash Surrender Value of the Policy plus the Cash Value Enhancement. You are eligible to receive the ACSV, provided the Policy has not been assigned, and, in most circumstances, if the owner has not been changed. If you are not eligible for the ACSV, we will pay you the Cash Surrender Value.
Flexible Premium Payments
Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the Policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.
Liquidity through Partial Surrenders and Loans
You may withdraw an amount up to the Cash Surrender Value of your Policy, within limits. Partial surrenders will reduce the Policy’s Cash Value, the Cash Surrender Value, the ACSV, if applicable, and the Adjusted Cumulative Premiums, and may reduce your Life Insurance Benefit. If a partial surrender would reduce the Policy’s Face Amount below our minimum amount, we reserve the right to require a full surrender. You should consult with a tax advisor before taking a partial surrender. Please see “Federal Income Tax Considerations—Modified Endowment Contract Status” and “—Policy Surrenders and Partial Surrenders” in the Prospectus for additional information regarding potential tax implications. Partial surrender Requests must be made to our Service Office and must be in Good Order. (See “Surrenders—Partial Surrenders” in the Prospectus.)
Using the Policy as sole security, you may also borrow any amount up to the Loan Value of the Policy. (See “Loans” in the Prospectus for more information.)
Investment Allocation Options
After we deduct the Premium Expense Charge from your premium, you may allocate the remaining amount among up to any 20 Investment Divisions, as well as to the Fixed Account, at any one time. Certain Policies may permit allocation among up to 35 Investment Divisions and the Fixed Account at any one time; please contact us for more information. The Investment Allocation Options consist of Investment Divisions and the Fixed Account. You may change Investment Allocation Options while your Policy is in force. See “Appendix—Eligible Portfolios Available Under the Policy” for a listing and information about the Eligible Portfolios and the Investment Divisions corresponding to those Eligible Portfolios.

Automated Investment Features
There are two administrative features available to help you manage the Policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar-Cost Averaging. Please see “Description of the Policy—Additional Benefits Through Options Available at No Additional Charge” in the Prospectus for complete information.
A Highly Rated Company
NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has 180 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the Policy are subject to its claims-paying ability and financial strength and are not backed or guaranteed by NYLIC.
Standard Death Benefits

1.
What are the Life Insurance Benefit Options under the Policy?
The Policy offers three Life Insurance Benefit Options that allow you to select the insurance benefit that best meets your needs. The Option you choose determines how the Life Insurance Benefit will be calculated:
●
Option 1—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy or (b) a percentage of the sum of the ACSV plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
●
Option 2—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy plus the sum of the ACSV plus any Policy Debt, or (b) a percentage of the sum of the ACSV plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
●
Option 3—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy plus the Adjusted Cumulative Premiums up to but not exceeding the maximum Option 3 amount listed on the Policy Data Pages or (b) a percentage of the sum of the ACSV plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
You may change your Life Insurance Benefit Option while the Insured is alive, subject to certain conditions and our approval. Also, changes to Life Insurance Benefit Option 3 are prohibited. For more information on changing your Policy’s Life Insurance Benefit Option, see “Policy Payment Information—Changing Your Life Insurance Benefit Option” in the Prospectus.
If the Insured dies on or after the Policy Anniversary on which the Insured's Attained Age is 100, the Life Insurance Benefit will equal the Policy's Cash Value.
There is no minimum Life Insurance Proceeds guarantee associated with the Policy. See “Policy Payment Options—Life Insurance Benefit Options,” for more information about the standard life insurance benefit under the Policy.
2.
When Does Life Insurance Coverage Start Under the Policy?
Life insurance coverage will begin on the later of the Policy Date (which generally is the date of issue of your Policy) or the date we receive your first Planned Premium payment in Good Order. See “Policy Payment Information—When Life Insurance Coverage Begins” in the Prospectus.
3.
When Do You Pay Life Insurance Proceeds? What is the Amount of Those Proceeds? How Are They Paid?
We will pay Life Insurance Proceeds to your beneficiary when we receive satisfactory proof that the Insured died while the Policy was in effect. The death benefit proceeds will equal:
1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2) any additional death benefits available under any available riders, if elected;
less 3) any Policy Debt; and
less 4) any unpaid Monthly Deduction Charges.
We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds. We will pay these proceeds in a lump sum. See “Policy Payment Information—When We Pay Policy Proceeds” in the Prospectus for more information as to when we might delay payment of Life Insurance Benefit proceeds.
4.
May You Change the Face Amount of Your Policy?
You may increase or decrease the Face Amount of your Policy on or after the first Policy Anniversary, subject to the minimum amount limitations and minimum Face Amount increase and decrease amounts shown in the Policy Data Pages. You should consider the consequences of an increase or decrease in the Face Amount of your Policy as discussed in the Prospectus prior to taking such action. For more information, see “Policy Payment Information—Changing the Face Amount of Your Policy” in the Prospectus.
Other Benefits Available Under the Policy

The Policy offers additional benefits that may be selected at no Additional Charge which are summarized in the Table and described in further detail in the Prospectus.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Dollar-Cost Averaging (DCA)
DCA is a systematic method
of investing that allows you
to purchase shares of the
Investment Divisions at
regular intervals in fixed
dollar amounts so that the
cost of your shares is
averaged over time and over
various market cycles. There
is no charge for electing
DCA.
Optional
To set up DCA, in addition to
sending a completed DCA
form to our Service Office in
Good Order, you must
specify:
•the dollar amount you want
to have transferred
(minimum transfer $100);
•the Investment Division
from which you want to
transfer money;
•the Investment Division(s)
and/or Fixed Account to
which you want to transfer
money;
•the date on which you want
the transfers to be made,
within limits; and
•how often you would like
the transfers made, either
monthly, quarterly,
semi-annually, or annually.
You may not make DCA
transfers from the Fixed
Account, but you may
make DCA transfers into
the Fixed Account, subject
to any limits specified in
the section, “Description of
the Policy—Investment
Divisions and the Fixed

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

Account—Transfers Among
Investment Divisions and
the Fixed Account” in the
Prospectus.
You may elect this option if
your Cash Value is $2,500
or more. We will suspend
this option automatically if
the Cash Value is less than
$2,000 on a transfer date.
Once the Cash Value
equals or exceeds $2,000,
the DCA transfers will
resume automatically as
last requested.
You cannot elect Automatic
Asset Reallocation if you
have chosen DCA.
However, you have the
option of alternating
between these two Policy
options.

Automatic Asset Reallocation (AAR)
If you choose this option, we
will reallocate your assets
automatically on a schedule
you select among the
Investment Divisions to
maintain a predetermined
percentage invested in the
Investment Division(s) you
have selected. For example,
you could specify that 50% of
the amount you have in the
Investment Divisions of the
Separate Account be
allocated to one Investment
Division, while the other 50%
be allocated to another
Investment Division. Over
time, however, performance
variations in each of these
Investment Division would
cause this balance to shift.
There is no charge for
electing AAR.
Optional
•Values in the Fixed
Account are excluded from
AAR.
•Your AAR will be cancelled
if a premium allocation
change or Investment
Division transfer is
submitted on your behalf
and the AAR is not also
modified at the time to be
consistent with your
Investment Division
transfer and premium
allocation changes.
•You may elect this option if
your Cash Value in your
Separate Account is
$2,500 or more. We will
suspend this option
automatically if your Cash
Value in the Separate
Account is less than
$2,000 on a reallocation
date. Once your Cash
Value in the Separate
Account equals or exceeds
this amount, AAR will
resume automatically as
scheduled.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
•You cannot elect AAR if you have chosen DCA. However, you have the option of alternating between these two Policy options.
Loans
You may borrow any amount
up to the Loan Value of the
Policy. The value in the Loan
Account will never be less
than (a + b) – c, where: a =
the amount in the Loan
Account on the prior Policy
Anniversary; b = the amount
of any loan taken since the
prior Policy Anniversary; and
c = any loan amount repaid
since the prior Policy
Anniversary.
Optional
•Loan requests are subject
to the Minimum
Redemption amount of
$500 per Investment
Division
•When you take a loan
against your Policy, the
loaned amount that we
hold in the Loan Account is
charged an Effective
Annual Loan Interest Rate
of 5.00%. The maximum
loan interest rate that we
will charge is 8.00%.
•When you take a loan
against your Policy, the
loaned amount that we
hold in the Loan Account
may also earn interest.
These rates may be
different from those we
charge you for loan
interest. They are not
guaranteed, and we can
change them at any time
subject to the minimums
described above.
(See “Charges Associated
with the Policy—Loan
Charges”; “Loans”, and
“Loans—Interest Credited
on the Cash Value Held as
Collateral for a Policy
Loan” in the Prospectus;
and “Additional Information
About Fees—Periodic
Charges Other than Annual
Fund Expenses—Loan
Interest” below for more
information.)

Buying the policy

1.
How is the Policy Available?
The Policy is available only as a “non-qualified policy.” This means that the Policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a Policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the Request. The Insured may not be older than age 85 as of the Policy Data Pages or the date of any increase in Face Amount. Before issuing any Policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability.
We may issue the Policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue and full medical underwriting. Under certain arrangements, if our procedures permit guaranteed issue underwriting, the cost of insurance rates are higher for healthy individuals when this method of underwriting is used than under a substantially similar policy that is issued based on full medical underwriting. Therefore, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting. Full medical underwriting is available only for corporate-owned Policies.
We may issue the Policy on a unisex basis in certain states or where applicable. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.
2.
What are the Premiums for the Policy?
Once you have purchased your Policy, you can make Premium payments as often as you like and for any amount you choose, within limits. Premiums, after deduction of the Premium Expense Charge, are allocated to the Eligible Portfolios and/or the Fixed Account as you select. Other than the initial Premium, there are no required Premium payments. However, you may need to make additional Premium payments to keep your Policy from lapsing. (See “How Your Policy Can Lapse,” below.) The currently available methods of payments are direct payments to NYLIAC and any other method to which we agree. Premium payments are classified as Planned or Unplanned Premiums. See “Premiums” in the Prospectus, for more information.
3.
What are Planned Premiums?
When you apply for your Policy, you select a Premium payment schedule, which indicates the amount and frequency of Premium payments you intend to make, subject to the limits that we may set. The Premium amount you select for this schedule is called your “Planned Premium.” It is shown on your application. Factors that should be considered in determining your Premium payment are: age, underwriting class, gender, Policy Face Amount, Investment Division performance, and loans. You may make Planned Premium payments at any time up to the Policy Anniversary on which the Insured’s Attained Age is 100. Payment of Planned Premiums does not guarantee that your Policy will remain in force. See “Premiums—Planned Premiums” in the Prospectus.
4.
What are Unplanned Premiums?
An Unplanned Premium is a payment you make that is not part of the Premium schedule you choose. The minimum Unplanned Premium amount we allow is $50. You may make up to 12 Unplanned Premium payments in a Policy Year. You may make Unplanned Premium payments at any time before the Policy Anniversary on which the Insured’s Attained Age is 100. Unplanned Premium payments may only be made after the Attained Age 100 Policy Anniversary in order to keep the Policy from lapsing. Any payment not specifically designated as a Planned Premium payment or a loan repayment will be credited to your Policy as an Unplanned Premium. See “Premiums—Unplanned Premiums” in the Prospectus.
5.
What are the Limits on Planned and Unplanned Premiums?
If payment of a Planned or an Unplanned Premium would result in an increase in the Life Insurance Benefit greater than the increase in the ACSV plus Policy Debt, we may: (1) refuse it; or (2) require proof of insurability before accepting that payment and applying it to your Policy. If we require such proof, we will require a written application and will make it part of your Policy.

No Premium payment, Planned or Unplanned, may be in an amount that would jeopardize the Policy’s qualification as life insurance under Section 7702 of the IRC. See “Premiums—Planned Premiums” and “—Unplanned Premiums” in the Prospectus, for more information on limits on Premium payments.
How Your Policy Can Lapse

1.
Can Your Policy Lapse?
If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue until the end of the Late Period. This may happen even if all the Planned Premiums have been paid. During the Late Period, you may pay any Premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the Late Period. Your Policy will remain in effect during the Late Period. However, if we do not receive the required payment postmarked by the end of the Late Period, we will terminate your Policy. In the event of termination, you will not receive the Cash Value, Cash Surrender Value, ACSV, Life Insurance Benefit, or any other Policy benefits. No new loans or partial surrenders may be taken during the Late Period.
If the Insured dies during the Late Period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any Policy Debt and by any unpaid Monthly Deduction Charges for the full Policy Month(s) that run from the beginning of the Late Period through the end of the Policy Month in which the Insured dies. See “Termination and Reinstatement—Late Period” in the Prospectus for more information about Policy lapse. In some states, the Policy’s Late Period and other lapse and reinstatement provisions may differ. For more information on state variations, ask your representative or see “State Variations” in the Prospectus.
2.
Can You Reinstate Your Policy After Lapse?
If your Policy has lapsed, you may ask us to reinstate your Policy (and any other benefits provided by riders in effect at the end of the Policy) if all of these conditions are met:
●
you send a Request for reinstatement within three years after your Policy is ended;
●
the Insured is alive;
●
you have not surrendered your Policy for its full Cash Surrender Value or, if applicable, ACSV.
To reinstate your Policy, you must pay us an amount sufficient to cover the Monthly Deduction Charges and any other Policy charges to keep the Policy in force for at least three months. This payment will be in lieu of the payment of all Premiums in arrears. You may want to consider paying additional Premium to protect against the impact of potential market fluctuations and performance-related risks on your Cash Value. If, at the time your Policy ended, an outstanding Policy loan was in effect, You also must repay in full the Policy Debt at the time of lapse.
If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, a written application will be required and you must provide proof of insurability that is acceptable to us.
The effective date of the reinstatement will be the Monthly Deduction Day on or following the date we approve the Request for reinstatement. New contestability and suicide periods will apply from the effective date of reinstatement.
We will apply your payment to the Investment Allocation Options as of the Business Day we receive it or, if we receive it after the close of the NYSE or on a day that is not a Business Day, as of the next Business Day. The Cash Value that will be reinstated is equal to the Cash Value (if any) at the time of lapse. Upon reinstatement of the Policy, the Cash Value Enhancement will not be reinstated and, as a result, the ACSV will be the same as the Cash Surrender Value. See “Termination and Reinstatement—Reinstatement Option” in the Prospectus for more information on reinstatement.

Making Withdrawals: Accessing The Money In Your Policy

1.
How Can You Surrender Your Policy?
You may surrender your Policy by sending a Request to our Service Office by mail, fax, or email. See “Surrenders—Full Surrender—Requesting a Surrender” in the Prospectus.
Upon surrender, you will receive the Cash Surrender Value or, during the first ten Policy Years, the ACSV if applicable. The ACSV includes all or a portion of the cumulative Premium Expense Charges previously assessed, with the percentage returned declining to zero at the end of the tenth Policy Year, as shown in a table in the Policy Data Pages of your Policy. A benefit of the ACSV to a corporate Policy owner is to allow the Policies in the early Policy Years to more closely track the corporate liability that the Policies are intended to off-set. The ACSV may not achieve its intended goal. You are not eligible to receive the ACSV in certain circumstances if the Policy is assigned or there is a change of Policy ownership. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial surrender. For more detail concerning the ACSV, see “Description of the Policy—The Policy—Alternative Cash Surrender Value” and “The Policy—Cash Value Enhancement” in the Prospectus.
2.
How are Your Surrender Proceeds Calculated?
We will calculate the Cash Surrender Value or ACSV as of the date on which we receive your Request, together with your Policy, unless a later effective date is selected. If the day we receive your Request is not a Business Day or if your Request is received after the close of the NYSE, the requested surrender will be effective on the next Business Day on which the NYSE is open. See “Surrenders—Full Surrender” in the Prospectus.
3.
What is the Effect of a Full Surrender?
All insurance will end on the date we receive your Request for full cash surrender at our Service Office. In addition, a surrender may result in taxable income and a 10% penalty tax may apply. See “Surrenders—Full Surrender—When the Surrender is Effective” in the Prospectus.
4.
How Can You Withdraw Part of the Cash Value of Your Policy?
While the Insured is living, you may withdraw part of the Cash Value of your Policy by requesting a partial surrender from your Policy. You may send a Request for a partial surrender to our Service Center by mail, fax or email using the contact information on the cover page of this Summary Prospectus. The amount requested must be at least $500 and may not exceed the Cash Surrender Value of your Policy. You may not take a partial surrender that would cause your Policy to fail to qualify as life insurance under IRC Section 7702. If a partial surrender would reduce your Policy’s Face Amount below $25,000, we may require a full surrender. We reserve the right to deduct a fee, not to exceed $25, for processing your partial surrender Request, but we are not currently charging it. See “Surrenders—Partial Surrenders—Amount Available for a Partial Surrender” and “—Requesting a Partial Surrender” in the Prospectus.
5.
How are You Surrender Proceeds Calculated?
We process a partial surrender as of the Business Day we receive your Request. If we receive your Request after the NYSE is closed for trading or on a day the NYSE is not open for trading, we will process your Request on the next Business Day.
A partial surrender may reduce the Face Amount of your Policy, if your Policy has Life Insurance Benefit Option 1 or 3. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” in the Prospectus for more information on how a partial surrender may reduce your Face Amount.
6.
When Will We Pay You the Proceeds of Your Full Surrender or Partial Surrender?
Generally, we will mail the proceeds of full surrenders and partial surrenders in one lump sum within seven days after the effective date. However, in certain circumstances as permitted or required by law we may delay payment for a further period. See “Policy Payment Information—When We Pay Policy Proceeds” in the Prospectus for more detail as to the circumstances in which we may delay payment.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering (either full or partial surrenders) from the Policy. Please refer to your Policy Data Pages for information about the specific fees you will pay each year based on the options you have selected.
This first table describes the fees and expenses that you will pay when you purchase the Policy, make a Premium payment, surrender the Policy, take a partial surrender from the Policy, or transfer Cash Value among investment options. For corporate-owned Policies, there are five PCOs that may be selected—PCOs A - E. For individually-owned Policies, only one PCO is available—PCO F.
Transaction Fees
Charge			When Charge Is Deducted		Amount Deducted
Premium Expense Charge (for Premiums paid up to and including the Target Premium)			When Premium payment is applied up to Attained Age100		Guaranteed Maximum: 19.00% of Premiums paid[1] Current: listed below for each PCO of Premiums paid
Policy Years	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
1	15.25%	12.25%	9.25%	6.25%	3.25%	15.25%
2-5	11.25%	9.25%	7.25%	5.25%	3.25%	11.25%
6-7	4.25%	4.00%	3.75%	3.50%	3.25%	4.25%
8+	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
Premium Expense Charge (for premiums paid over the Target Premium)			When Premium payment is applied up to Attained Age 100		Guaranteed Maximum: 6.25% of Premiums paid for all PCOs Current: 3.50% of Premiums paid for PCOs A, B, C, D, and F. 2.50% of premiums paid for PCO E2
Transfer Charge			At time of transfer		Guaranteed Maximum: $100 per transfer after 12 transfers in a Policy Year Current: None
Partial Surrender Processing Fee			At time of partial surrender		Guaranteed Maximum: $25 Current: $0
Charge for Returned Payment			At the time of transaction		Guaranteed: Maximum: $100 Current: $0
1
For all PCOs, the Guaranteed Maximum Premium Expense Charges for premiums paid up to and including the Target Premium are reduced to 15.0% in Policy Years 2-7 and 8.25% in Policy Years 8 and beyond.
2
For all PCOs, the current Premium Expense Charge for premiums paid over the Target Premium is reduced to 2.50% in Policy Years 8 and beyond.
The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Eligible Portfolios’ fees and expenses. For corporate-owned Policies, there are five PCOs that may be selected—PCOs A - E. For individually-owned Policies, only one PCO is available—PCO F.

Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1,2]	Each Monthly Deduction Day until Attained Age100
Guaranteed Maximum: $83.33
per $1,000 of Net Amount at
Risk
Guaranteed Minimum: $0.03
per $1,000 of Net Amount at
Risk
Guaranteed Maximum Charge
for Representative Insured
(Male, Age 45, Non-Smoker,
Guaranteed Issue) in first
Policy Year under
corporate-owned Policies:
$0.21 per $1,000 of Net
Amount at Risk
Guaranteed Maximum Charge
for Representative Insured
(Male, Age 45, Non-Smoker,
Guaranteed Issue) in first
Policy Year under
individually-owned Policies:
$0.21 per $1,000 of Net
Amount at Risk
Current Charge for
Representative Insured in first
Policy Year under
corporate-owned Policies:
$0.03 per $1,000 of Net
Amount at Risk
Current Charge for
Representative Insured (Male,
Age 45, Non-Smoker,
Guaranteed Issue) in first
Policy Year under
individually-owned Policies:
$0.04 per $1,000 of Net
Amount at Risk

Contract Charge	Each Monthly Deduction Day	Guaranteed Maximum: $15.00 Current: $5.00, except $0.00 in Policy Year 1
Mortality and Expense Risk Charge as a % of Accumulation Value (annual rates)	Each Monthly Deduction Day	Guaranteed Maximum: An annual rate of 0.90% applied to the Accumulation Value Current: See chart below for the current annual rates applied to the Accumulation Value[3]

Periodic Charges Other Than Annual Fund Expenses
Charge			When Charge Is Deducted		Amount Deducted
Policy Years	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
1-15	0.53%	0.35%	0.15%	0.10%	0.34%	0. 53%
16-20	0.53%	0.35%	0.15%	0.10%	0.15%	0. 53%
21-25	0.53%	0.15%	0.15%	0.10%	0.15%	0. 53%
26 +	0.15%	0.15%	0.15%	0.10%	0.15%	0. 15%
Per Thousand Face Amount Charge[4]			Each Monthly Deduction Day
Guaranteed Maximum[5]: 0.60%
of the Face Amount divided by
1,000
Guaranteed Maximum Charge
for Representative Insured
(Male, Age 45, Non-Smoker,
Guaranteed Issue): 0.60%
Current:
If the Insured’s Issue Age is 39
or less, 0.18% of the Face
Amount divided by 1,000
If the Insured’s Issue Age is 40
or greater, 0.28% of the Face
Amount divided by 1,000
Current Charge for
Representative Insured (Male,
Age 45, Non-Smoker,
Guaranteed Issue): 0%[6]

Loan Interest			Monthly while loan balance is outstanding		Guaranteed Maximum: 8.00% per year. Current: 5.00% per year.
1
This charge varies based on characteristics of the Insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your Policy is issued (For more information about state variations, please see the section in the Prospectus on “State Variations.”). To obtain more information about particular Monthly Cost of Insurance Charges and other charges as they apply to your Policy, please contact your registered representative.
2
The current Cost of Insurance Charge shown here does not reflect any applicable Monthly Additional Flat Extra charge, which we may impose based on our underwriting. If a Monthly Additional Flat Extra is imposed, it will be stated separately on the Policy Data Pages for your Policy. However, your total current Cost of Insurance Charge plus your Monthly Additional Flat Extra Charge will never exceed the Guaranteed Maximum Cost of Insurance Charge listed in the table above. For more information on Monthly Additional Flat Extra charges, see the sections in the Prospectus on "Definitions—Monthly Additional Flat Extras" and "Charges Associated with the Policy—Deductions from Cash Value—Monthly Cost of Insurance Charge."
3
We may increase or decrease the current Monthly M&E Charge for all PCOs if the mortality risk profile of policyowners changes, or if a change in law, regulation, or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.
4
Based on class of risk, gender, and Issue Age. Current charge may change but will not exceed the maximum stated above. The charge on any increase in Face Amount will be based on class of risk, gender and Issue Age at the time of the change.
5
Guaranteed charge applies to Smoker and Non-Smoker.

6
The charge for a Male, Age 45, Smoker, Guaranteed Issue is 0.06%.
Annual Eligible Portfolio Expenses
The next table shows the minimum and maximum total operating expenses deducted from Eligible Portfolios’ assets during the year ended December 31, 2024. Eligible Portfolio expenses may change from year to year, and hence, may be higher or lower in the future. You may pay these expenses periodically during the time that you own the Policy. A complete list of the Eligible Portfolios available under the Policy, including information concerning each Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.
Annual Fund Expenses[1]	Minimum	Maximum
(expenses that are deducted from Eligible Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses1)
Before fee waivers and expense reimbursements[2]	0.03%	2.425%
After fee waivers and expense reimbursements	0.03%	2.425%
1
Expenses that are deducted from Eligible Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses. Expressed as a percentage of average net assets for the fiscal year ended December 31, 2024. The information is based on 2024 expenses, and it may reflect estimated charges.
2
Fee waivers and expense reimbursements are generally expected to continue through April 30, 2026 and may be terminated at any time at the option of the Fund.

Appendix: Eligible Portfolios Available Under the Policy
The following is a list of Eligible Portfolios available under the Policy as of the date of this Prospectus. Generally, you may allocate your net Premiums or Cash Value among up to 20 of the Eligible Portfolios at any one time as well as to the Fixed Account. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Investment Divisions and the Fixed Account. More information about the Eligible Portfolios is available in the prospectuses for the Eligible Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/cevulplus. You can also request this information at no cost by calling our Service Office at (888) 695-4748, faxing us at (913) 906-4129, or emailing us at NYLAMN_Service@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Eligible Portfolio’s past performance is not necessarily an indication of future performance.
Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	NYLI VP American Century Sustainable Equity–Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Sub-Adviser: American Century Investment Management, Inc. (“ACIM”)	0.66%	19.84%	11.76%	9.90%
Investment Grade Bond	NYLI VP Bond–Initial Class Adviser: New York Life Investments / Sub-Adviser: NYL Investors LLC (“NYLI”)	0.54%	1.84%	(0.42%)	1.32%
Large Cap Equity	NYLI VP Dimensional U.S. Equity–Initial Class (formerly MainStay VP Wellington U.S. Equity–Initial Class) Adviser: New York Life Investments / Sub-Adviser: Dimensional Fund Advisors LP (“DFA”)	0.54%	23.86%	12.74%	11.33%
Sector	NYLI VP Fidelity Institutional AM® Utilities–Initial Class Adviser: New York Life Investments / Sub-Adviser: FIAM LLC	0.68%	28.94%	9.40%	7.86%
Non-Investment Grade Bond	NYLI VP Floating Rate–Initial Class Adviser: New York Life Investments / Sub-Adviser: NYLI	0.64%	8.09%	4.89%	4.53%
Alternatives	NYLI VP Hedge Multi-Strategy–Initial Class Adviser: New York Life Investments	1.08%	6.54%	2.41%	0.44%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Asset Allocation	NYLI VP Income Builder–Initial Class Adviser: New York Life Investments / Sub-Advisers: Epoch Investment Partners, Inc. and MacKay Shields LLC (“MacKay”)	0.62%	11.65%	4.86%	5.35%
Asset Allocation	NYLI VP Janus Henderson Balanced–Initial Class Adviser: New York Life Investments / Sub-Adviser: Janus Henderson Investors US LLC (“Janus”)	0.57%	15.72%	8.44%	8.73%
Non-Investment Grade Bond	NYLI VP MacKay Convertible–Initial Class Adviser: New York Life Investments / Sub-Adviser: MacKay	0.57%	8.64%	8.95%	8.57%
Non-Investment Grade Bond	NYLI VP MacKay High Yield Corporate Bond–Initial Class Adviser: New York Life Investments / Sub-Adviser: MacKay	0.58%	7.12%	4.15%	5.27%
Investment Grade Bond	NYLI VP MacKay U.S. Infrastructure Bond–Initial Class Adviser: New York Life Investments / Sub-Adviser: MacKay	0.57%	1.03%	(0.55%)	0.62%
Sector	NYLI VP Natural Resources–Initial Class Adviser: New York Life Investments / Sub-Adviser: Newton Investment Management North America, LLC (“NIMNA”)	0.84%	0.74%	15.53%	5.04%
International/Global Equity	NYLI VP PineStone International Equity–Initial Class Adviser: New York Life Investments / Sub-Adviser: PineStone Asset Management Inc.	0.85%	4.51%	1.69%	4.85%
Small/Mid Cap Equity	NYLI VP Schroders Mid Cap Opportunities–Initial Class (formerly MainStay VP Wellington Mid Cap–Initial Class) Adviser: New York Life Investments / Sub-Adviser: Schroder Investment Management North America Inc.	0.83%	9.98%	5.82%	6.24%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Money Market	NYLI VP U.S. Government Money Market–Initial Class Adviser: New York Life Investments / Sub-Adviser: NYLI	0.28%	5.02%	2.25%	1.48%
Small/Mid Cap Equity	NYLI VP Wellington Small Cap–Initial Class Adviser: New York Life Investments / Sub-Adviser: Wellington Management Company LLP	0.75%	14.41%	6.06%	N/A
Large Cap Equity	NYLI VP Winslow Large Cap Growth–Initial Class Adviser: New York Life Investments / Sub-Adviser: Winslow Capital Management, LLC	0.74%	29.60%	16.86%	15.28%
Small/Mid Cap Equity	AB VPS Discovery Value Portfolio–Class A Adviser: AllianceBernstein L.P. (“AB”)	0.81%	10.02%	8.86%	7.63%
Large Cap Equity	AB VPS Large Cap Growth Portfolio–Class A Adviser: AB	0.65%	25.26%	16.16%	15.96%
Large Cap Equity	AB VPS Relative Value Portfolio–Class A Adviser: AB	0.61%	13.02%	9.81%	9.66%
Small/Mid Cap Equity	AB VPS Small Cap Growth Portfolio–Class A Adviser: AB	0.90%	18.64%	7.53%	10.60%
Small/Mid Cap Equity	Alger Small Cap Growth Portfolio–Class I-2 Shares Adviser: Fred Alger Management, LLC (Weatherbie Capital, LLC)	1.02%	16.49%	7.96%	7.05%
Asset Allocation	American Funds IS American Funds Global Balanced Fund–Class 1 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.51%	6.90%	5.10%	6.17%
Asset Allocation	American Funds IS Asset Allocation Fund–Class 1 Adviser: CRMC	0.29%	16.73%	8.59%	8.59%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Investment Grade Bond	American Funds IS The Bond Fund of America®–Class 1 Adviser: CRMC	0.23%	1.50%	0.57%	1.93%
Investment Grade Bond	American Funds IS Capital World Bond Fund®–Class 1 Adviser: CRMC	0.48%	(2.76%)	(2.16%)	0.16%
International/Global Equity	American Funds IS Global Growth Fund–Class 1 Adviser: CRMC	0.41%	13.94%	10.04%	11.02%
International/Global Equity	American Funds IS Global Small Capitalization Fund–Class 1 Adviser: CRMC	0.65%	2.59%	3.26%	6.07%
Large Cap Equity	American Funds IS Growth Fund–Class 1 Adviser: CRMC	0.34%	31.96%	19.12%	16.88%
Large Cap Equity	American Funds IS Growth-Income Fund–Class 1 Adviser: CRMC	0.28%	24.55%	13.30%	12.49%
International/Global Equity	American Funds IS International Fund–Class 1 Adviser: CRMC	0.53%	3.40%	1.48%	4.27%
International/Global Equity	American Funds IS New World Fund®–Class 1 Adviser: CRMC	0.57%	6.86%	4.80%	6.49%
Investment Grade Bond	American Funds IS U.S. Government Securities Fund®–Class 1 Adviser: CRMC	0.25%	0.99%	0.39%	1.36%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund–Class 1 Adviser: CRMC	0.25%	19.40%	12.47%	10.54%
Asset Allocation	BlackRock® Global Allocation V.I. Fund–Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) / Sub-Advisers: BlackRock (Singapore) Limited and BlackRock International Limited	0.77%	9.23%	6.01%	5.59%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund–Class I Adviser: BlackRock / Sub-Adviser: BlackRock International Limited	0.54%	8.26%	4.42%	5.00%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio–Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. / Sub-Advisers: NIMNA and Newton Investment Management Limited	0.67%	24.89%	13.46%	11.52%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio–Class I Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) / Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge”)	0.70%	22.65%	12.78%	11.99%
Large Cap Equity	ClearBridge Variable Large Cap Growth Portfolio–Class I Adviser: FTFA / Sub-Adviser: ClearBridge	0.74%	27.89%	14.75%	14.58%
Small/Mid Cap Equity	ClearBridge Variable Small Cap Growth Portfolio–Class I Adviser: FTFA / Sub-Adviser: ClearBridge	0.80%	4.50%	5.39%	7.93%
Large Cap Equity	Columbia Variable Portfolio–Disciplined Core Fund–Class 1 Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	0.67%	26.06%	14.06%	12.15%
Non-Investment Grade Bond	Columbia Variable Portfolio–Emerging Markets Bond Fund–Class 1 Adviser: Columbia	0.75%	6.39%	0.72%	2.92%
Investment Grade Bond	Columbia Variable Portfolio–Intermediate Bond Fund–Class 1 Adviser: Columbia	0.52%	1.97%	0.20%	1.91%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Non-Investment Grade Bond	Columbia Variable Portfolio–Strategic Income Fund–Class 1 Adviser: Columbia	0.69%	4.70%	2.11%	3.36%
Alternatives	DWS Alternative Asset Allocation VIP–Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) / Sub-Adviser: RREEF Americas LLC	0.88%	5.64%	4.36%	3.17%
Small/Mid Cap Equity	DWS Small Cap Index VIP–Class A Adviser: DIMA / Sub-Adviser: Northern Trust Investments, Inc.	0.38%	11.15%	7.09%	7.53%
Asset Allocation	Fidelity® VIP Balanced Portfolio–Initial Class Adviser: Fidelity Management & Research Company LLC (“FMR”) / Sub-Advisers: Other investment advisers	0.42%	15.92%	10.84%	9.62%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio–Initial Class Adviser: FMR / Sub-Advisers: FMR Investment Management (UK) Limited and other investment advisers	0.14%	1.21%	(0.46%)	N/A
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio–Initial Class Adviser: FMR / Sub-Advisers: FMR Co., Inc., an affiliate of FMR (“FMRC”) and other investment advisers	0.88%	10.04%	4.35%	6.05%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Geode Capital Management, LLC (“Geode”) and FMRC	0.13%	12.31%	8.80%	N/A
Non-Investment Grade Bond	Fidelity® VIP Floating Rate High Income Portfolio–Initial Class Adviser: FMR / Sub-Advisers: FMR Investment Management (UK) Limited and other investment advisers	0.73%	8.39%	5.55%	4.88%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM–Initial Class Adviser: FMR	0.46%	7.71%	5.15%	6.02%
Asset Allocation	Fidelity® VIP Freedom 2025 PortfolioSM–Initial Class Adviser: FMR	0.48%	8.47%	5.77%	6.54%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM–Initial Class Adviser: FMR	0.51%	9.41%	6.50%	7.30%
Asset Allocation	Fidelity® VIP Freedom 2035 PortfolioSM–Initial Class Adviser: FMR	0.55%	11.03%	7.84%	8.28%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM–Initial Class Adviser: FMR	0.59%	13.10%	9.10%	8.95%
Asset Allocation	Fidelity® VIP Freedom 2045 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.84%	9.33%	9.07%
Asset Allocation	Fidelity® VIP Freedom 2050 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.83%	9.34%	9.06%
Asset Allocation	Fidelity® VIP Freedom 2055 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.80%	9.32%	N/A
Asset Allocation	Fidelity® VIP Freedom 2060 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.89%	9.35%	N/A
Asset Allocation	Fidelity® VIP Freedom 2065 PortfolioSM–Initial Class Adviser: FMR	0.62%	13.85%	9.34%	N/A
Money Market	Fidelity® VIP Government Money Market Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.25%	5.10%	2.33%	1.62%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.57%	38.89%	18.76%	18.22%
Large Cap Equity	Fidelity® VIP Growth Portfolio—Initial Class Adviser: FMR / Sub-Advisers: FMRC and other investment advisers	0.56%	30.39%	18.93%	16.63%
Sector	Fidelity® VIP Health Care Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.59%	5.14%	5.46%	7.96%
Large Cap Equity	Fidelity® VIP Index 500 Portfolio–Initial Class* Adviser: FMR / Sub-Adviser: Geode	0.09%	24.90%	14.40%	12.99%
International/Global Equity	Fidelity® VIP International Capital Appreciation Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.78%	8.19%	6.87%	8.28%
International/Global Equity	Fidelity® VIP International Index Portfolio–Initial Class Adviser: FMR / Sub-Adviser: Geode	0.17%	5.11%	4.10%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio–Initial Class Adviser: FMR / Sub-Advisers: FMR Investment Management (UK) Limited and other investment advisers	0.38%	1.79%	0.46%	1.93%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.57%	17.49%	11.34%	9.21%
Sector	Fidelity® VIP Real Estate Portfolio–Initial Class** Adviser: Fidelity SelectCo., LLC, an affiliate of FMR / Sub-Advisers: Other investment advisers	0.61%	6.52%	2.20%	3.93%
Non-Investment Grade Bond	Fidelity® VIP Strategic Income Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.64%	6.08%	2.81%	3.60%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Sector	Fidelity® VIP Technology Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.57%	35.59%	23.82%	21.93%
Large Cap Equity	Fidelity® VIP Total Market Index Portfolio–Initial Class Adviser: FMR / Sub-Adviser: Geode	0.12%	23.69%	13.75%	N/A
Investment Grade Bond	Invesco V.I. Core Plus Bond Fund–Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.62%	3.06%	0.38%	2.25%
Sector	Invesco V.I. Global Real Estate Fund–Series I Shares Adviser: Invesco / Sub-Adviser: Invesco Asset Management Limited	1.02%	(1.80%)	(2.39%)	1.52%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®–Series I Shares Adviser: Invesco	0.86%	12.69%	10.49%	9.00%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio–Institutional Shares Adviser: Janus	0.72%	15.61%	9.88%	12.40%
Investment Grade Bond	LVIP American Century Inflation Protection Fund–Standard Class II Adviser: ACIM	0.47%	1.82%	1.47%	1.98%
Small/Mid Cap Equity	LVIP American Century Mid Cap Value Fund–Standard Class II Adviser: ACIM	0.86%	8.73%	7.29%	8.03%
Large Cap Equity	LVIP American Century Value Fund–Standard Class II Adviser: ACIM	0.71%	9.48%	8.59%	8.18%
Small/Mid Cap Equity	LVIP Baron Growth Opportunities Fund–Standard Class Adviser: Lincoln Financial Investments Corporation (“LFIC”) / Sub-Adviser: BAMCO, Inc.	0.89%	5.71%	8.23%	9.68%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	LVIP BlackRock Equity Dividend Fund–Standard Class (formerly LVIP Macquarie Value Fund–Standard Class) Adviser: LFIC / Sub-Adviser: BlackRock Investment Management, LLC	0.65%	7.18%	5.69%	7.18%
International/Global Equity	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund–Standard Class Adviser: LFIC / Sub-Adviser: Franklin Advisers, Inc. (“FAV”)	0.46%	8.90%	3.36%	2.82%
International/Global Equity	LVIP Franklin Templeton Multi-Factor International Equity Fund–Standard Class Adviser: LFIC / Sub-Adviser: FAV	0.40%	3.76%	4.48%	4.69%
Investment Grade Bond	LVIP JPMorgan Short Duration Bond Fund–Standard Class (formerly LVIP Macquarie Limited-Term Diversified Income Fund–Standard Class) Adviser: LFIC / Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)	0.55%	4.30%	1.70%	1.89%
International/Global Equity	LVIP Mondrian International Value Fund–Standard Class Adviser: LFIC / Sub-Adviser: Mondrian Investment Partners Limited	0.74%	4.70%	3.48%	4.20%
International/Global Equity	LVIP SSgA Emerging Markets Equity Index Fund–Standard Class Adviser: LFIC / Sub-Adviser: SSgA Funds Management, Inc. (“SSGA FM”)	0.50%	6.80%	0.75%	N/A
International/Global Equity	LVIP SSgA International Index Fund–Standard Class Adviser: LFIC / Sub-Adviser: SSGA FM	0.38%	3.22%	4.49%	4.98%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
International/Global Equity	Macquarie VIP Emerging Markets Series–Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”) / Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)	1.16%	5.09%	1.03%	4.05%
Small/Mid Cap Equity	Macquarie VIP Small Cap Value Series–Standard Class Adviser: DMC / Sub-Adviser: MIMGL	0.74%	11.32%	7.15%	7.60%
International/Global Equity	MFS® Global Growth Portfolio–Initial Class Adviser: Massachusetts Financial Services Company (“MFS”)	0.88%	11.07%	9.24%	10.76%
Sector	MFS® Global Real Estate Portfolio–Initial Class Adviser: MFS	0.90%	(2.69%)	0.91%	4.72%
Asset Allocation	MFS® Global Tactical Allocation Portfolio–Initial Class Adviser: MFS	0.78%	5.00%	3.13%	3.92%
International/Global Equity	MFS® International Growth Portfolio–Initial Class Adviser: MFS	0.88%	9.00%	6.12%	7.83%
International/Global Equity	MFS® International Intrinsic Value Portfolio–Initial Class Adviser: MFS	0.89%	7.25%	5.15%	7.53%
Small/Mid Cap Equity	MFS® Mid Cap Growth Series–Initial Class Adviser: MFS	0.80%	14.72%	9.10%	11.70%
Small/Mid Cap Equity	MFS® Mid Cap Value Portfolio–Initial Class Adviser: MFS	0.79%	13.75%	9.74%	9.05%
Small/Mid Cap Equity	MFS® New Discovery Value Portfolio–Initial Class Adviser: MFS	0.88%	9.52%	8.71%	9.95%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
International/Global Equity	MFS® Research International Portfolio–Initial Class Adviser: MFS	0.89%	3.09%	3.89%	5.21%
Large Cap Equity	MFS® Value Series–Initial Class Adviser: MFS	0.69%	11.61%	8.03%	8.63%
Non-Investment Grade Bond	PIMCO VIT Emerging Markets Bond Portfolio–Institutional Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	1.13%	7.69%	1.08%	3.53%
Investment Grade Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)–Institutional Class Adviser: PIMCO	0.93%	(0.35%)	(0.18%)	0.97%
Non-Investment Grade Bond	PIMCO VIT High Yield Portfolio–Institutional Class Adviser: PIMCO	0.65%	7.05%	3.51%	4.65%
Investment Grade Bond	PIMCO VIT Income Portfolio–Institutional Class Adviser: PIMCO	0.91%	5.57%	2.87%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)–Institutional Class Adviser: PIMCO	0.86%	5.62%	1.50%	2.67%
Investment Grade Bond	PIMCO VIT Long-Term U.S. Government Portfolio–Institutional Class Adviser: PIMCO	2.425%	(5.87%)	(4.78%)	(0.58%)
Investment Grade Bond	PIMCO VIT Low Duration Portfolio–Institutional Class Adviser: PIMCO	0.52%	4.65%	1.23%	1.43%
Investment Grade Bond	PIMCO VIT Real Return Portfolio–Institutional Class Adviser: PIMCO	0.92%	2.29%	2.08%	2.31%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio–Institutional Class Adviser: PIMCO	0.47%	6.21%	2.92%	2.55%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Investment Grade Bond	PIMCO VIT Total Return Portfolio–Institutional Class Adviser: PIMCO	0.64%	2.69%	0.12%	1.69%
Sector	Principal VC Real Estate Securities Account–Class 1 Adviser: Principal Global Investors, LLC / Sub-Advisers: Principal Real Estate Investors, LLC	0.79%	5.59%	3.90%	6.25%
International/Global Equity	Putnam VT International Value Fund–Class IA Adviser: Putnam Investment Management, LLC / Sub-Advisers: FAV, Franklin Templeton Investment Management Limited, and The Putnam Advisory Company, LLC	0.82%	5.44%	7.08%	5.72%
Large Cap Equity	Schwab® S&P 500 Index Portfolio* Adviser: Charles Schwab Investment Management Inc.	0.03%	24.95%	14.47%	13.01%
Large Cap Equity	T. Rowe Price Blue Chip Growth Portfolio Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)	0.74%	35.51%	14.46%	14.77%
International/Global Equity	T. Rowe Price International Stock Portfolio Adviser: T. Rowe Price	0.95%	3.25%	3.22%	5.21%
Asset Allocation	Thrivent Aggressive Allocation Portfolio Adviser: Thrivent Financial for Lutherans (”Thrivent”)	0.84%	16.05%	9.86%	9.59%
Asset Allocation	Thrivent Conservative Allocation Portfolio (formerlyThrivent Diversified Income Plus Portfolio) Adviser: Thrivent	0.49%	7.16%	3.50%	4.41%
International/Global Equity	Thrivent Global Stock Portfolio Adviser: Thrivent	0.61%	15.25%	9.65%	8.93%
Large Cap Equity	Thrivent Large Cap Growth Portfolio Adviser: Thrivent	0.43%	30.62%	17.58%	15.69%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Small/Mid Cap Equity	Thrivent Mid Cap Index Portfolio Adviser: Thrivent	0.25%	13.64%	10.09%	9.41%
Small/Mid Cap Equity	Thrivent Mid Cap Stock Portfolio Adviser: Thrivent	0.66%	10.28%	10.12%	10.80%
Small/Mid Cap Equity	Thrivent Small Cap Index Portfolio Adviser: Thrivent	0.24%	8.44%	8.12%	8.72%
Investment Grade Bond	VA Global Bond Portfolio Adviser: DFA / Sub-Advisers: Dimensional Fund Advisors Ltd. (“DFA Ltd.”) and DFA Australia Limited (“DFAA”)	0.21%	5.38%	0.81%	1.53%
Asset Allocation	VA Global Moderate Allocation Portfolio Adviser: DFA	0.28%	11.99%	7.77%	6.95%
International/Global Equity	VA International Small Portfolio Adviser: DFA / Sub-Advisers: DFA Ltd. and DFAA	0.39%	3.82%	4.11%	5.91%
International/Global Equity	VA International Value Portfolio Adviser: DFA / Sub-Advisers: DFA Ltd. and DFAA	0.28%	6.62%	7.08%	5.62%
Large Cap Equity	VA U.S. Large Value Portfolio Adviser: DFA	0.21%	13.38%	8.43%	8.52%
Small/Mid Cap Equity	VA U.S. Targeted Value Portfolio Adviser: DFA	0.28%	8.14%	12.55%	9.46%
International/Global Equity	Victory RS International VIP Series–Class I Shares Adviser: Victory Capital Management Inc.	0.93%	5.50%	5.31%	5.20%
Small/Mid Cap Equity	Victory RS Small Cap Growth Equity VIP Series–Class I Shares Adviser: Victory Capital Management Inc.	0.88%	11.82%	1.16%	6.64%
Investment Grade Bond	VIT Inflation-Protected Securities Portfolio Adviser: DFA / Sub-Advisers: DFA Ltd. and DFAA	0.11%	1.88%	1.82%	N/A

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	Voya Growth and Income Portfolio–Class I Adviser: Voya Investments, LLC (“Voya”) / Sub-Adviser: Voya Investment Management Co. LLC (“VIM”)	0.67%	23.85%	15.28%	12.56%
Non-Investment Grade Bond	Voya High Yield Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.48%	7.42%	3.38%	4.74%
Asset Allocation	Voya Index Solution 2030 Portfolio–Class Z Adviser: Voya / Sub-Adviser: VIM	0.16%	10.54%	6.54%	N/A
Asset Allocation	Voya Index Solution 2040 Portfolio–Class Z Adviser: Voya / Sub-Adviser: VIM	0.16%	13.68%	8.50%	N/A
Asset Allocation	Voya Index Solution 2050 Portfolio–Class Z Adviser: Voya / Sub-Adviser: VIM	0.16%	15.36%	9.17%	N/A
Investment Grade Bond	Voya Limited Maturity Bond Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.29%	5.14%	1.69%	1.79%
Small/Mid Cap Equity	Voya MidCap Opportunities Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.75%	15.91%	11.16%	10.60%
Small/Mid Cap Equity	Voya RussellTM Mid Cap Index Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.40%	14.90%	9.53%	9.22%
Small/Mid Cap Equity	Voya Small Company Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.86%	18.00%	9.84%	7.02%
Small/Mid Cap Equity	VY® JPMorgan Mid Cap Value Portfolio–Class I Adviser: Voya / Sub-Adviser: JPMIM	0.85%	14.30%	8.67%	7.96%
Small/Mid Cap Equity	VY® JPMorgan Small Cap Core Equity Portfolio–Class I Adviser: Voya / Sub-Adviser: JPMIM	0.88%	11.09%	7.33%	8.24%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
International/Global Equity	VY® Morgan Stanley Global Franchise Portfolio–Class R6 Adviser: Voya / Sub-Adviser: Morgan Stanley Investment Management Inc.	0.96%	8.88%	7.69%	N/A
Asset Allocation	VY® T. Rowe Price Capital Appreciation Portfolio–Class I Adviser: Voya / Sub-Adviser: T. Rowe Price Investment Management	0.65%	12.75%	10.62%	10.62%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio–Class I Adviser: FTFA / Sub-Advisers: Western Asset Management Company Limited, Western Asset Management Company, LLC, Western Asset Management Company Ltd., and Western Asset Management Company Pte. Ltd.	0.52%	(0.42%)	(1.16%)	1.47%
Investment Grade Bond	Western Asset Long Credit VIT Portfolio–Class I** Adviser: FTFA / Sub-Advisers: Western Asset Management Company Limited, Western Asset Management Company, LLC, Western Asset Management Company Ltd., and Western Asset Management Company Pte. Ltd.	0.42%	0.40%	N/A	N/A
*
Only available with corporate-owned Policies.
**
No Premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

This Summary Prospectus incorporates by reference the New York Life Insurance and Annuity Corporation CorpExec VUL Plus full (statutory) prospectus and Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The full prospectus and SAI for the policy may be obtained, free of charge, in any manner shown on the front page of this summary prospectus.
EDGAR ID: C000214972

New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue
New York, NY 10010
Issued by: New York Life Insurance and Annuity Corporation
(A Delaware Corporation)
Distributed by: NYLIFE Distributors LLC
Member FINRA/SIPC
www.newyorklife.com
(05/24)
(NYLIAC) NI737